UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 07, 2007

SUNRISE MINING CORPORATION.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-52518	20-8051714
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1108 W. Valley Blvd, STE 6-399, Alhambra, CA 91803
(Address of principal executive offices)

Registrant's Telephone Number, Including Area Code: (626) 407-2618

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Murrell, Hall, McIntosh & Co., PLLP, the previous independent registered public accounting firm of Sunrise Mining Corporation (the "Company") for the fiscal year ended September 30, 2006, resigned on December 06, 2007, from further audit services to the Company.

(a)(1) Previous Independent Accountant

(i) Murrell, Hall, McIntosh & Co. PLLP 's reports on the Registrant's financial statements for the fiscal years ended September 30, 2006 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

(ii) In connection with the audits of the Company's financial statements for the year ended September 30, 2006 and any subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Murrell, Hall, McIntosh & Co. PLLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Murrell, Hall, McIntosh & Co. PLLP, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on the Company's financial statements.

(a)(2) Engagement of Mcelravy, Kinchen & Associates, PC as the Registrant's Independent Accountant.

On December 10, 2007, the Registrant's board of directors recommended and approved the engagement of Mcelravy, Kinchen & Associates, PC, as its independent accountant to audit the Registrant's financial statements for its fiscal year ended September 30, 2007. During the year ended September 30, 2006 and the subsequent interim periods through the date of the firm’s engagement the Registrant did not consult with Mcelravy, Kinchen & Associates, PC with regard to:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

(a)(3) The Registrant has provided Murrell, Hall, McIntosh & Co. PLLP with a copy of the disclosures it is making in response to this Item. The Registrant has requested Murrell, Hall, McIntosh & Co. PLLP to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in (a)(1)(i),(ii) above and, if not, stating the respects in which Murrell, Hall, McIntosh & Co. PLLP does not agree. The Registrant has filed the letter as exhibit 16 to this current report containing this disclosure.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit Number	Description
16.1	Resignation Letter from Murrell, Hall, McIntosh & Co. PLLP, dated December 06, 2007
16.2	Letter from Murrell, Hall, McIntosh & Co. PLLP, dated December 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Sunrise Mining Corporation

(Registrant)

 Date: December 10, 2007
By:
/s/ Xuguang Sun

Xuguang Sun

Chief Executive Officer